UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 26, 2006

Memry Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-15971	06-1084424
(Commission File Number)	(IRS Employer Identification No.)

3 Berkshire Boulevard, Bethel, Connecticut	06801
(Address of principal executive offices)	(Zip Code)

(203) 739-1100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The slide presentations attached hereto as Exhibit 99.1, and incorporated herein by reference, will be presented at the 2006 ONTRACK Small Cap Conference and Micro Cap Symposium sponsored by the Noble Financial Group on September 26, 2006, in Charlotte, N.C., and may be used by Memry Corporation in various other presentations to investors. The slide presentations are furnished and not filed pursuant to instruction B.2 of Form 8-K.

Item 7.01	Regulation FD.

The slide presentations attached hereto as Exhibit 99.1, and incorporated herein by reference, will be presented at the 2006 ONTRACK Small Cap Conference and Micro Cap Symposium sponsored by the Noble Financial Group on September 26, 2006, in Charlotte, N.C., and may be used by Memry Corporation in various other presentations to investors. The slide presentations are furnished and not filed pursuant to instruction B.2 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	– Slide presentations to be presented at the 2006 ONTRACK Small Cap Conference and Micro Cap Symposium sponsored by the Noble Financial Group on September 26, 2006, in Charlotte, N.C. The slide presentations are furnished and not filed pursuant to instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMRY CORPORATION

Date: September 26, 2006	By:	/s/ Richard F. Sowerby
Richard F. Sowerby
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slide presentations to be presented at the 2006 ONTRACK Small Cap Conference and Micro Cap Symposium sponsored by the Noble Financial Group on September 26, 2006, in Charlotte, N.C. The slide presentations are furnished and not filed pursuant to instruction B.2 of Form 8-K.